      As filed with the Securities and Exchange Commission on June 1, 2001
                                                  Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            AKAMAI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                       04-3432319
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)

                              500 Technology Square
                         Cambridge, Massachusetts 02139
                                 (617) 250-3000
           (Address Including Zip Code and Telephone Number, Including
                    Area Code of Principal Executive Offices)

                           --------------------------

              Second Amended and Restated 1998 Stock Incentive Plan
                         1999 Employee Stock Option Plan
                            (Full Title of the Plans)

                           --------------------------

                              KATHRYN JORDEN MEYER
                       Vice President and General Counsel
                              500 Technology Square
                         Cambridge, Massachusetts 02139
                                 (617) 250-3000
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
Title of Securities                               Proposed Maximum       Proposed Maximum
to be  Registered     Amount to be Registered    Offering Price Per     Aggregate Offering          Amount of
                                                        Share                  Price            Registration Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01
par value per share     6,000,000 shares (1)         $10.28(2)            $61,680,000(2)           $15,420.00
====================================================================================================================

(1) Consists of (i) 3,500,000 shares issuable under the Second Amended and Restated 1998 Stock Incentive Plan and (ii) 2,500,000 shares issuable under the 1999 Employee Stock Purchase Plan.


(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, as amended, and based upon the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on May 30, 2001.

                     STATEMENT OF INCORPORATION BY REFERENCE

         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statements on Form S-8, File No. 333-89887 and File No. 333-37810, relating to our Second Amended and Restated 1998 Stock Incentive Plan, and the Registration Statement on Form S-8, File No. 333-89889, relating to our 1999 Employee Stock Purchase Plan.



         ITEM 8.  EXHIBITS.

         The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts, on this 31st day of May, 2001.

                                          AKAMAI TECHNOLOGIES, INC.

                                          By: /s/ Kathryn Jorden Meyer
                                              ----------------------------------
                                              Kathryn Jorden Meyer
                                              Vice President and General Counsel

                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of Akamai Technologies, Inc., hereby severally constitute and appoint George H. Conrades, Paul Sagan and Kathryn Jorden Meyer, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement on Form S-8 filed herewith and any and all subsequent amendments to said registration statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Akamai Technologies, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                  TITLE                                      DATE
             ---------                                  -----                                      ----

/s/ George H. Conrades                Chairman of the Board and Chief Executive                May 31, 2001
----------------------------------    Officer (Principal executive officer)
George H. Conrades

/s/ Timothy Weller                    Chief Financial Officer and Treasurer                    May 31, 2001
----------------------------------    (Principal financial and accounting
Timothy Weller                        officer)

/s/ Arthur H. Bilger                  Director                                                 May 31, 2001
----------------------------------
Arthur H. Bilger

/s/ Todd A. Dagres                    Director                                                 May 31, 2001
----------------------------------
Todd A. Dagres

/s/ F. Thomson Leighton               Director                                                 May 31, 2001
----------------------------------
F. Thomson Leighton

/s/ Daniel M. Lewin                   Director                                                 May 31, 2001
----------------------------------
Daniel M. Lewin

/s/ Terrance G. McGuire               Director                                                 May 31, 2001
----------------------------------
Terrance G. McGuire

                                      Director
----------------------------------
Edward W. Scott

                                INDEX TO EXHIBITS

NUMBER       DESCRIPTION
------       -----------
4.1(1)       Certificate of Incorporation of the Registrant, as amended
4.2(2)       By-Laws of the Registrant, as amended
4.3(2)       Specimen Certificate of Common Stock of the Registrant
5.1          Opinion of Hale and Dorr LLP, counsel to the Registrant
23.1         Consent of Hale and Dorr LLP
             (included in Exhibit 5.1)
23.2         Consent of PricewaterhouseCoopers LLP
24.1         Power of attorney (included on the signature pages of this registration statement)

--------------------------------------------------------------------------------

(1) Previously filed as an Exhibit to the Registrant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2000.

(2) Previously filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-85679) and incorporated herein by reference.